Exhibit 10.8

                                    EXHIBIT I

                      (To be Executed by Registered Holder
                         in order to Convert Debenture)

                                CONVERSION NOTICE
                                       FOR
                6% SENIOR CONVERTIBLE DEBENTURE DUE MAY 22, 2005

         The undersigned, FEDERATED KAUFFMANN FUND, as Holder of the 6% Senior Convertible Debenture Due May 22, 2005 of HOLLYWOOD MEDIA CORP. (the "Company"), No. 3, in the outstanding principal amount of $1,000,000 (the "Debenture"), hereby elects to convert ALL of the outstanding principal amount of the Debenture into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below.

         Date of Conversion: August 20, 2004

         Principal Amount of Debentures to be converted: $1,000,000

         Tax ID Number (If applicable): 13-2605091

Please confirm the following information:

         Conversion Price: $3.05 per Share

         Number of shares of Common Stock to be issued: 327,869 SHARES

         Is the Variable Price being relied on pursuant to Section 6(c) of the Debenture?

         (check one)  YES [ ] NO [X]

         Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to: Federated Kaufmann Fund, a portfolio of Federated Equity
                   Funds

         Address:  140 East 45th Street, 43rd Floor
                   New York, NY 10017
                   Attn: Judith Reardon

         Telephone Number: (212) 922-2999

         Facsimile Number: (212) 661-2266

         Account Number (if electronic book entry transfer): 997

         Transaction Code Number (if electronic book entry transfer): (to be supplied directly to Transfer Agent)

         Authorization (SIGNATURE): /s/ Hans P. Utsch
                                    -----------------------------------------

         By (PRINT NAME): Hans P. Utsch
                          ---------------------------------------------------

         Title (for Holder): VP, Portfolio Manager

         Dated: August 19, 2004

                                 ACKNOWLEDGMENT


         HOLLYWOOD MEDIA CORP. (the "Company") hereby acknowledges this Conversion Notice by FEDERATED KAUFFMANN FUND and hereby directs American Stock Transfer & Trust Co. to issue the above indicated 327,869 shares of Common Stock in accordance with the agreed Transfer Agent Instructions dated May 22, 2002 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

In accordance with said Transfer Agent Instructions, the stock certificates for such shares may be issued without the restrictive legend therein if AST is provided with the requisite opinion of counsel (it being contemplated that the shares may be eligible for sale under Rule 144(k) thereby eliminating the need for such legend if provided in such opinion).


                                              HOLLYWOOD MEDIA CORP.


                                              By: /s/ Mitchell Rubenstein
                                                  --------------------------
                                              Name: Mitchell Rubenstein
                                              Title: Chief Executive Officer

Dated:  August 20, 2004